                                                                   EXHIBIT 10(b)


             [Letterhead of Ballard Spahr Andrews & Ingersoll, LLP]



                               November 25, 1998


Tax-Free Investments Co.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173


          Re:  Tax-Free Investments Co.
               Registration Statement on Form N-1A

Ladies and Gentlemen:

          We have acted as counsel to Tax-Free Investments Co., a corporation organized under the laws of the State of Maryland (the "Company") and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, series management investment company.

          This opinion is given in connection with the filing by the Company of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and Amendment No. 27 to such Registration Statement under the 1940 Act (collectively, the "Registration Statement") relating to the registration of an indefinite number of shares of common stock, par value $.001 per share (the "Shares"), of the Cash Management, Personal Investment, Reserve and Resource Classes of the Cash Reserve Portfolio. Each of the above classes is referred to herein individually as a "Class" and collectively as the "Classes".

          In connection with our giving this opinion, we have examined copies of the Company's charter (the "Charter") and resolutions of the Board of Directors adopted November 5, 1998, and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records and other instruments as we have deemed necessary or advisable for purposes of this opinion. We have also examined the prospectuses for the Classes, which are included in the Registration Statement, substantially in the form in which they are to become effective (the "Prospectuses"). As to various questions of fact material to our opinion, we have relied upon information provided by officers of the Company.

          Based on the foregoing, we are of the opinion that the Shares to be offered for sale pursuant to the Prospectuses are, to the extent of the number of Shares of each Class authorized to be issued by the Company in the Charter, duly authorized and, when sold, issued and paid for as described in the Prospectuses, will be legally issued, fully paid and non-assessable.

Short-Term Investments Co.
November 25, 1998
Page 2

          We express no opinion concerning the laws of any jurisdiction other than the federal law of the United States of America and the Maryland General Corporation Law.

          We consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and to the references to our firm under the caption "General Information - Legal Matters" in the Prospectuses.


                                    Very truly yours,



                                    /s/ Ballard Spahr Andrews & Ingersoll, LLP